SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 31, 2004

APPLIED MICROSYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-26778	91-1074996

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer) Identification No.)

PMB 503
4580 Klahanie Drive SE
Issaquah, Washington 98029

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 883-1606

16770 NE 79th Street
Suite 103
Redmond, Washington 98052

(Former address of principal executive offices)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Condensed Consolidated Statements of Operations (Unaudited) for the three months and year ended December 31, 2003, and for the three months and year ended December 31, 2002, and Condensed Consolidated Balance Sheets (Unaudited) as of December 31, 2003, and as of December 31, 2002

Item 12. Results of Operations and Financial Condition.

     The information furnished under this Item 12 and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     A copy of the Company’s unaudited condensed consolidated statements of operations and balance sheets for the three months and fiscal year ended December 31, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Microsystems Corporation

March 31, 2004		/s/ Stephen J. Verleye

	By:	Stephen J. Verleye
	Its:	Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Condensed Consolidated Statements of Operations (Unaudited) for the three months and year ended December 31, 2003, and for the three months and year ended December 31, 2002, and Condensed Consolidated Balance Sheets (Unaudited) as of December 31, 2003, and as of December 31, 2002

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